================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             ASB FINANCIAL CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               ASB FINANCIAL CORP.
                             503 CHILLICOTHE STREET
                             PORTSMOUTH, OHIO 45662
                                 (740) 354-3177

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The 1998 Annual Meeting of Shareholders of ASB Financial Corp. ("ASB") will be held in the Micklethwaite Room at Shawnee State University, Portsmouth, Ohio 45662, on October 28, 1998, at 11:00 a.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

                  1. To elect three directors of ASB for terms expiring in 2000;

                  2. To ratify the selection of Grant Thornton LLP as the auditors of ASB for the current fiscal year; and

                  3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of ASB of record at the close of business on August 31, 1998, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                              By Order of the Board of Directors





Portsmouth, Ohio                              Robert M. Smith, President
September 28, 1998

                               ASB FINANCIAL CORP.
                             503 CHILLICOTHE STREET
                             PORTSMOUTH, OHIO 45662
                                 (740) 354-3177

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of ASB Financial Corp. ("ASB") for use at the 1998 Annual Meeting of Shareholders of ASB to be held in the Micklethwaite Room at Shawnee State University, Portsmouth, Ohio 45662, on October 28, 1998, at 11:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder executing a later dated proxy which is received by ASB before the Proxy is exercised or by giving notice of revocation to ASB in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the reelection of Victor W. Morgan, Louis M. Schoettle, M.D. and Robert M. Smith as directors of ASB for terms expiring in 2000; and

                  FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of ASB for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of ASB and American Savings Bank, fsb ("American"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by ASB.

         Only shareholders of record as of the close of business on August 31, 1998 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. ASB's records disclose that, as of the Voting Record Date, there were 1,654,788 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of ASB on or about October 1, 1998.


                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Ohio law and ASB's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld will not be counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the reelection of the three nominees.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares of ASB represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of ASB for the current fiscal year. The effect of an abstention is the same as a vote against ratification. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Grant Thornton as auditors.


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to ASB to own beneficially more than five percent of the outstanding common shares of ASB as of August 31, 1998:


                                                   Amount and nature of                       Percent of
Name and Address                                  beneficial ownership (1)                shares outstanding
----------------------------------               --------------------------              --------------------

ASB Financial Corp. Employee Stock
  Ownership Plan
1201 Broadway                                           159,205 (2)                              9.62%
Quincy, Illinois 62301

Lee O. Fitch (3)                                         87,681(4)                               5.29%


---------------------------

(1) All shares are owned directly with sole voting or investment power unless otherwise indicated by footnote.

(2) Includes 77,756 unallocated shares with respect to which First Bankers Trust Company, N.A. (the "ESOP Trustee"), as the Trustee for the ASB Financial Corp. Employee Stock Ownership Plan (the "ESOP") has sole voting power over shares. The ESOP Trustee has shared investment power all 159,205 shares.

(3)      May be contacted at the address of ASB.

(4) Includes 3,712 shares which may be acquired upon the exercise of an option, 7,738 shares as to which Mr. Fitch has shared voting and investment power and 53,747 shares held by the American Savings Bank, fsb Management Recognition Plan and Trust Aagreement (the "MRP") as to which Mr. Fitch has shared voting power as a Trustee of the MRP.

         The following table sets forth certain information with respect to the number of common shares of ASB beneficially owned by each director of ASB and by all directors and executive officers of ASB as a group as of August 31, 1998:



                                                          Amount and nature of                Percent of
Name and Address (1)                                    beneficial ownership (2)           shares outstanding (3)
--------------------                                   -------------------------          ----------------------

William J. Burke                                              36,848 (4)                              2.22%
Lee O. Fitch                                                  87,681 (5)                              5.29
Gerald R. Jenkins                                             72,699 (6)                              4.36
Victor W. Morgan                                              36,806 (7)                              2.22
Louis M. Schoettle, M.D.                                      36,791 (8)                              2.22
Robert M. Smith                                               46,615 (9)                              2.80
All directors and executive
    officers of ASB
    as a group (9 persons)                                   339,846 (10)                            19.97%

-----------------------------

(1) Each of the persons listed in this table may be contacted at the address of ASB.

(2) All shares are owned directly with sole voting or investment power unless otherwise indicated by footnote.

(3) Assumes a total of 1,654,788 common shares outstanding, plus the number of shares such person or group has the right to acquire within 60 days, if any.

(4) Includes 4,712 shares which may be acquired upon the exercise of an option and 17,956 shares as to which Mr. Burke shares voting and investment power.

(5) Includes 3,712 shares which may be acquired upon the exercise of an option, 7,738 shares as to which Mr. Fitch has shared voting and investment power and 53,747 shares held by the MRP as to which Mr. Fitch has shared voting power as a Trustee of the MRP.

(6) Includes 13,567 shares which may be acquired upon the exercise of an option, 1,462 shares owned by Mr. Jenkins' spouse and 21,296 shares as to which Mr. Jenkins has shared voting and investment power.

(7) Includes 337 shares which may be acquired upon the exercise of an option and 36,464 shares as to which Mr. Morgan has shared voting and investment power.

(8) Includes 4,712 shares which may be acquired upon the exercise of an option and 32,079 shares as to which Dr. Schoettle has shared voting and investment power.

(9) Includes 11,824 shares which may be acquired upon the exercise of an option, 3,533 shares owned by Mr. Smith's spouse and 31,258 shares as to which Mr. Smith has shared voting and investment power.

(Footnotes continued on next page)

(10) Includes 47,276 shares which may be acquired upon the exercise of options, 53,747 shares held by the MRP as to which Mr. Fitch has shared voting power as Trustee of the MRP and 146,791shares as to which the officers and directors of ASB have shared voting and investment power.


                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS

         The Regulations provide for a Board of Directors consisting of six persons divided into two classes. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of ASB by the later of the August 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of ASB owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         Each of the directors of ASB is also a director of American. Each nominee became a director of ASB in connection with the conversion of American from mutual to stock form (the "Conversion") and the formation of ASB as the holding company for American.

         The Board of Directors proposes the reelection of the following persons to serve as directors of ASB until the annual meeting of shareholders in 2000 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:


                                                                                   Director of
Name                                Age (1)          Position(s) held               ASB since
----                                -------          ----------------               ---------

Victor W. Morgan                       71            Director                          1995
Louis M. Schoettle, M.D.               72            Director                          1995
Robert M. Smith                        52            Director and President            1995

-----------------------------

(1)      As of September 15, 1998.

         If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:


                                                                                Director of
Name                                Age (1)          Position(s) held            ASB since        Term expires
----                                -------          ----------------            ----------       ------------

William J. Burke                       57            Director                       1995              1999
Lee O. Fitch                           82            Director                       1995              1999
Gerald R. Jenkins                      63            Chairman of the Board          1995              1999

-----------------------------

(1)      As of September 15, 1998.

         MR. BURKE is a director, the chief executive officer and the marketing manager of OSCO Industries, Inc., a manufacturing company which has its principal place of business in Portsmouth, Ohio. He has been employed by OSCO Industries, Inc., since 1977.

         MR. FITCH is a shareholder and director of the law firm of Miller, Searl and Fitch, L.P.A. He has practiced law with Miller, Searl and Fitch since 1950.

         MR. JENKINS retired as the President and Chief Executive Officer of ASB and American effective January 1998. Prior to becoming President in 1983, he held various positions at American including Secretary and Vice President.

         MR. MORGAN retired in 1990 after over 40 years with Morgan Brothers, Inc., a retail jewelry business in Portsmouth. At the time of his retirement, he was President of Morgan Brothers, Inc.

         DR. SCHOETTLE is a physician. He retired from active practice in 1994 after over 35 years of practicing medicine in Portsmouth. Dr. Schoettle also owns and operates a 1,100 acre farm.

         MR. SMITH has been employed by American since 1966 and is currently the President and Chief Executive Officer of American. In 1998, he was also named the President of ASB. Prior positions held by Mr. Smith with American include Secretary, Treasurer and Executive Vice President.

MEETINGS OF DIRECTORS

         The Board of Directors of ASB met 12 times for regularly scheduled and special meetings.

         Each director of ASB is also a director of American. The Board of Directors of American met 12 times for regularly scheduled and special meetings during the fiscal year ended June 30, 1998.

COMMITTEES OF DIRECTORS

         The Board of Directors of ASB has an Audit Committee and a Stock Option Committee. The full Board of Directors serves as a nominating committee.

         The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Morgan, Burke and Fitch. The Audit Committee met twice during the fiscal year ended June 30, 1998.

         The Stock Option Committee is responsible for administering the ASB Financial Corp. Stock Option and Incentive Plan (the "Stock Option Plan"), including interpreting the Stock Option Plan and awarding options pursuant to its terms. Its members are Messrs. Burke, Fitch, and Morgan. The Stock Option Committee met once during the fiscal year ended June 30, 1998.

         The Board of Directors of American has an Executive Committee, a Finance Committee and a MRP Committee.

         The members of the Executive Committee are Messrs. Smith, Jenkins, Burke and Dr. Schoettle. The Executive Committee serves as a loan approval committee and is authorized to act on behalf of the Board of Directors between regular meetings of the Board of Directors. The Executive Committee met seven times during the fiscal year ended June 30, 1998.

         The Finance Committee is comprised of Messrs. Smith, Burke and Dr. Schoettle. The function of the Finance Committee is to determine compensation for American's executive officers and to make recommendations to the Board of Directors regarding employee compensation matters. The Finance Committee met twice during the fiscal year ended June 30, 1998.

         The MRP Committee administers the MRP. Such committee consists of Messrs. Burke, Morgan and Fitch. The MRP Committee met once during the 1998 fiscal year.


                               EXECUTIVE OFFICERS

         In addition to Mr. Smith, the President of both ASB and American, the following persons are executive officers of ASB and American and hold the designated positions:


Name                         Age (1)                Position(s) held
----                         -------                ----------------
Carlisa R. Baker                36                  Treasurer of American and ASB
M. Kathryn Scott                47                  Secretary of American and ASB
Jack A. Stephenson              46                  Vice President/Lending of American


-----------------------------

(1)      As of September 15, 1998.


         MS. BAKER has been employed by American since 1979. In 1993, she was promoted to her present position as Treasurer. In that capacity, she is responsible for American's accounting department. Ms. Baker has served as the Treasurer of ASB since November 1995.

         MS. SCOTT has been employed by American since 1984. She is responsible for American's deposit activities. She has also served as American's corporate Secretary since 1993 and ASB's corporate Secretary since January 1995.

         MR. STEPHENSON has been employed by American since 1987. Since 1988 he has served as American's Vice President responsible for lending activities.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid to Gerald R. Jenkins, the Chairman of the Board of ASB and American, and to Robert M. Smith, the President of ASB and American, for the fiscal years ended June 30, 1998, 1997 and 1996. No other executive officer of ASB earned salary and bonus in excess of $100,000 during such periods.


                                         Summary Compensation Table
                                         --------------------------
                                         Annual compensation            Long term compensation             All other
                                                                                                        compensation (1)
-------------------------------------------------------------------------------------------------------------------------
                                                                               Awards
-------------------------------------------------------------------------------------------------------------------------
    Name and principal          Year    Salary ($)   Bonus ($)       Restricted         Securities
    position                                                        stock awards        underlying
                                                                        ($)          options/SARs (#)
-------------------------------------------------------------------------------------------------------------------------

    Gerald R. Jenkins           1998      $73,250      $4,000               --            48,917              $46,255 (3)
       Chairman of the          1997      $99,100      $6,800               --            58,917 (4)          $54,061 (5)
       Board (2)                1996      $94,400      $9,210          $92,953 (6)        42,849 (7)          $15,900

    Robert M. Smith             1998      $83,800      $3,100               --            44,634              $40,582 (8)
       President                1997       78,750       5,200               --            47,134 (4)          $45,513 (9)
                                1996       72,150       7,040          $83,295 (6)        34,279 (7)          $15,900



      -------------------------

      (1) Does not include amounts attributable to other miscellaneous benefits received by Messrs. Jenkins and Smith, the cost of which was less than 10% of their annual salary and bonus.

      (2) Mr. Jenkins retired as President of ASB and American effective January 1998, and was succeeded by Mr. Smith.

      (3) Consists of directors' fees of $18,900 and the $27,355 value of allocations to Mr. Jenkins' account under the ESOP.

      (4) Represents an adjustment to the number of common shares of ASB underlying options granted to Mr. Jenkins and Mr. Smith during the year ended June 30, 1996. Pursuant to the terms of the Stock Option Plan, the Board of Directors adjusted the number of shares covered by, and the exercise price of, the options granted to Mr. Jenkins and Mr. Smith in fiscal 1996 in connection with the tax free return of capital paid by ASB in fiscal 1997.

      (5) Consists of directors' fees of $17,700 and the $36,361 value of allocation to Mr. Jenkin's account under the ESOP.

      (Footnotes continued on next page)

      (6) On November 15, 1995, Mr. Jenkins and Mr. Smith were awarded 6,855 and 6,170 common shares, respectively, pursuant to the MRP. Mr. Jenkins and Mr. Smith paid no consideration for such shares. Such shares are earned and non-forfeitable at the rate of one-fifth per year on the anniversary of the date of the award, beginning on November 15, 1996, assuming continued employment with, or service on, the Board of Directors of American. The market price of ASB's shares on November 15, 1995, determined by reference to the closing bid for ASB's shares on the Nasdaq National Market ("Nasdaq") on such date, was $13.50 per share. The aggregate market value of the shares awarded to Mr. Jenkins and Mr. Smith under the MRP, as of such date, was $92,543 and $83,295, respectively. As of June 30, 1998, the shares which have been awarded to Mr. Jenkins and Mr. Smith under the MRP had an aggregate market value of approximately $88,258 and, $79,439, respectively, based on the $12.875 closing bid for ASB shares. In addition, dividends and other distributions paid on such shares and earnings on such dividends and distributions will be distributed to Mr. Jenkins and Mr. Smith according to the vesting schedule.

      (7) Represents the number of common shares of ASB underlying options granted to Mr. Jenkins and Mr. Smith pursuant to the Stock Option Plan during the fiscal year ended June 30, 1997.

      (8) Consists of directors' fees of $18,900 and the $21,682 aggregate value of allocations to Mr. Smith's account under the ESOP.

      (9) Consists of directors' fees of $17,000 and the $27,813 aggregate value of allocations to Mr. Smith's account under the ESOP.

SALARY PLAN

         American maintains a non-qualified retirement plan (the "Salary Plan") for the benefit of its five executive officers. The Plan provides for continued monthly compensation to an employee, or his or her beneficiary, for 180 months following the employee's retirement from American at age 65, provided the employee has completed 15 consecutive years of service to American. The Salary Plan provides for a reduced benefit if the employee retires after age 55 and before age 65. If the employee's employment is terminated prior to the employee attaining age 55 for any reason other than total disability or death, the employee is not entitled to receive any benefits under the Salary Plan. The benefit payable to Mr. Jenkins under the Salary Plan is $5,000 per month for 180 months. The benefit payable to Mr. Smith under the Salary Plan, assuming his retirement at age 65, is $5,000 per month for 180 months.

STOCK OPTION PLAN

         At the 1995 Annual Meeting of Shareholders of ASB, the Shareholders approved the Stock Option Plan. Pursuant to the Stock Option Plan, 171,396 common shares were reserved for issuance by ASB upon the exercise of options to be granted to certain directors, officers and employees of American and ASB from time to time under the Stock Option Plan. Options to purchase 145,684 common shares of ASB have been granted and not forfeited under the Stock Option Plan.

         The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to American and ASB on the basis of the individual participant's responsibility, tenure and future potential to American and ASB.

         Options granted to the officers and employees under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options granted under the Stock Option Plan to directors who are not employees of ASB or American will not qualify under the Code and thus will not be incentive stock options ("Non-Qualified Stock Options").

         ASB will receive no monetary consideration for the granting of options under the Stock Option Plan. Upon the exercise of options, ASB will receive payment of cash, or if acceptable to the Stock Option Committee, ASB common shares or outstanding awarded stock options.

         An option recipient cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution. Termination for cause, as defined in the Stock Option Plan, will result in the annulment of any outstanding options and any options which have not yet become exercisable shall terminate upon the resignation, removal or retirement of a director of ASB or American, or upon the termination of employment of an officer or employee of ASB or American, except in the case of death or disability.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Jenkins and Mr. Smith at June 30, 1998:


                   Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/98 Option /SAR Values
                   ----------------------------------------------------------------------------------
                                                          Number of Securities Underlying       Value of Unexercised
                                                            Unexercised Options/SARs at      In-the-Money Options/SARs
                       Shares Acquired        Value                 6/30/98 (#)                  at 6/30/98 ($)(1)
Name                   on Exercise (#)    Realized ($)       Exercisable/Unexercisable       Exercisable/Unexercisable
--------------------- ------------------- -------------- ---------------------------------- -----------------------------

Gerald R. Jenkins            5,000           $28,350               13,567/35,350                  $44,703/$116,478

Robert M. Smith              2,500           $12,625               11,824/32,810                  $38,961/$108,110



-----------------------------

(1) For purposes of this table, the value of the unexercised option was determined by multiplying the number of shares subject to the unexercised option by the difference between the $10.08 exercise price and the fair market value of ASB's common shares, which was $13.375 on June 30, 1998, based on the closing bid price reported by the Nasdaq National Market.

(2) The value realized is the difference between the $10.08 exercise price and the fair market value of ASB common shares, which was $15.25 per share on June 2, 1998, the date of exercise, based on the closing bid price reported by the Nasdaq National Market.

(3) The value realized is the difference between the $10.08 exercise price and the fair market value of ASB common shares, which was $15.75 per share on June 8, 1998, the date of exercise, based on the closing bid price reported by the Nasdaq National Market.

MANAGEMENT RECOGNITION PLAN

         At the 1995 Annual Meeting of the Shareholders of ASB, the shareholders approved the MRP. With funds contributed by American, the MRP purchased 68,558 common shares, 34,963 of which were awarded to directors and executive officers of ASB and American during the 1996 fiscal year.

         The MRP is administered by the MRP Committee. The MRP Committee determines which directors and employees of American will be awarded shares under the MRP and the number of shares awarded.

         Unless the MRP Committee specifies a longer time period at the time of an award of shares, one-fifth of such shares will be earned and non-forfeitable on each of the first five anniversaries of the date of the award. Shares awarded pursuant to the MRP, along with any dividends and other distributions paid on such shares and earnings thereon, are distributed to recipients as soon as practicable after such shares become earned. Recipients are not permitted to transfer or direct the voting of shares awarded under the MRP until they become earned.

EMPLOYEE STOCK OWNERSHIP PLAN

         ASB established the ESOP for the benefit of employees of ASB and its subsidiaries, including American, who are age 21 or older and who have completed at least one year of service with ASB and its subsidiaries. The ESOP provides an ownership interest in ASB to all full-time employees of ASB and its subsidiaries.

         Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Except for participants who retire, become disabled, or die during the plan year, all other participants must have completed as least 1,000 hours of service in order to receive an allocation. Benefits become fully vested after five years. Employees of ASB and American were given credit for vesting purposes for years of service to American prior to the effective date of the ESOP.

DIRECTOR COMPENSATION

         Each director currently receives a fee of $400 per month for service as a director of ASB and a fee of $1,200 per month for service as a director of American. In addition, each member of American's Audit Committee receives $50 per committee meeting attended. During the fiscal year ended June 30, 1998, a total of $113,400 was paid in directors' fees.

         In December 1981 American instituted a deferred compensation benefit plan pursuant to which the directors could defer payment of their director's fees. Effective April 14, 1995, each of the six directors entered into agreements with American which restated such plan, transferred all amounts previously deferred to a trust, and provided that all future deferred amounts be contributed to the trust. The amounts deferred will be used to purchase common shares of ASB at various times throughout the year. Dividends on ASB shares, to the extent permitted by law and regulations governing ASB's operations, shall be reinvested in ASB shares. One month after a director ceases to be an active director of American, American shall pay the director's deferred amount in a lump sum, or at the director's option, in equal monthly payments for a period of not less than five nor more than ten years. The deferred amount shall be paid in common shares of ASB unless American shall deem it prudent to convert the shares into cash.

         If a director dies while serving as a director of American, equal monthly payments for a period of ten years will be made to the director's beneficiary. Such death benefit payments will total the amount the director would have received if he had retired on the day of his death.


                              SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton as the auditors of ASB for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in ASB's proxy statement for the 1999 Annual Meeting of Shareholders should be sent to ASB by certified mail and must be received by ASB not later than May 31, 1999.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                              By Order of the Board of Directors





September 28, 1998                            Robert M. Smith, President

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               ASB FINANCIAL CORP.

             ASB FINANCIAL CORP. 1998 ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 28, 1998

         The undersigned shareholder of ASB Financial Corp. ("ASB") hereby constitutes and appoints William J. Burke and Lee O. Fitch, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of ASB to be held in the Micklethwaite Room at Shawnee State University, Portsmouth, Ohio 45662, on October 28, 1998, at 11:00 a.m. Eastern Daylight Time (the "Annual Meeting"), all of the shares of ASB which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of three directors for terms expiring in 2000:

                  FOR all nominees                      WITHHOLD authority to
         [   ]    listed below                  [   ]   vote for all nominees
                 (except as marked to the               listed below:
                       contrary below):

                                     Victor W. Morgan
                                     Louis M. Schoettle
                                     Robert M. Smith

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).


-----------------------------------------------------------------------


2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of ASB for the current fiscal year.

          [   ]    FOR             [   ]   AGAINST          [   ]    ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         The Board of Directors recommends a vote "FOR" the nominees and the proposal listed on the reverse side.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

                  All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 1998 Annual Meeting of Shareholders of ASB and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


____________________________                ______________________________
Signature                                   Signature



____________________________                ______________________________
Print or Type Name                          Print or Type Name



Dated: _____________________                Dated: _______________________


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.